Acquisitions, Investments and Disposals: Fair values of net assets acquired, BCG Companies (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		May 07, 2009 The BCG Companies Fair Value
Cash and cash equivalents	$ 643,379		$ 340,800		$ 4,908
Other current assets	28,733		30,343		43,126
Property, plant and equipment	7,076,303	[1]	5,392,326	[1]	138,678
Mineral licenses					2,172,382
Other non-current assets	222,442	[2]	220,592	[2]	976
Current liabilities	4,739,216		3,699,579		(111,286)
Non-current liabilities					(93,164)
Deferred income taxes					(708,440)
Fair value of net assets acquired					1,447,180
Total Investment					$ 1,447,180

[1]	See Note 10
[2]	See Note 12